PREFERRED INCOME MANAGEMENT FUND
INCORPORATED

Dear Shareholder:

     Fiscal 1998 ending on November 30th was a good year. Not great, but good! The Preferred Income Management Fund earned a return of 7.6% on the net asset value ("NAV") of its shares despite market conditions that tried our patience at times.

     The following table presents our "report card" on the performance of the Fund over the last one, three and five years. For perspective, we have also included in the table the returns on a composite of over 50 higher quality closed-end bond funds, which typically have investment objectives similar to those of the Fund. We hope to earn our keep by doing better than the bond funds over longer holding periods, including both ups and downs in interest rates. In any single year, however, the impact of interest rate trends on our hedging strategy will probably have the greatest effect on how we compare to the bond funds.

                   TOTAL RETURN PER YEAR ON NET ASSET VALUE*
                           FOR PERIODS ENDED 11/30/98

                                                              ONE     THREE    FIVE
                                                              YEAR    YEARS    YEARS
                                                              ----    -----    -----
Preferred Income Management Fund............................  6.9%    11.4%    11.0%
Lipper Higher Quality Bond Fund Composite**.................  7.5%     8.0%     7.2%

Source: Lipper Inc.
 * Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.
** Includes all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund database.

     As shown by the table, the Fund's total return on NAV has substantially outperformed the bond fund composite over the last three years and five years. For example, the Fund's return of 11.0% per year over five years compares to an average of 7.2% for the bond funds. In contrast, the return in the last year did not really distinguish the Fund very much from the composite. Actually, this rather bland picture of the last year was the net result of considerably more dramatic, but offsetting, market events.

     Economic distress in Asia, Russia and parts of Latin America generally dominated financial markets in the past year. A "flight to quality" resulted, reaching near panic this last fall, as investors seeking safety drove up the prices of U.S. Treasury bonds and reduced the yield on long term Treasuries by approximately a full percentage point. Other fixed income markets, particularly junk bonds and emerging market debt, lagged far behind and, in some cases, actually declined in value. Better quality preferreds, such as those in which the Fund invests, walked the line between the two extremes. The serious problems suffered by a few highly visible "hedge funds" demonstrated how treacherous these conflicting trends could be.

     On the surface, our hedges worked very well in Fiscal 1998. The appreciation on our portfolio of preferreds offset the losses on our hedges with a little to spare. However, this came about because our use of purchased put options kept hedge losses down to manageable levels, not because the appreciation on our preferreds was all that big. Had the preferred market performed as well as the Treasury bond market, the Fund would have enjoyed a really great year. We believe the preferred market is generally undervalued as a result of these trends, but we are very cautious about predicting when preferreds might come back into line with Treasuries.

     Fortunately, we have had some good opportunities to add to the Fund's performance by moving money around within the preferred market. Traditional preferreds eligible for the Dividends Received Deduction ("DRD") available to corporate investors were the best performers in the preferred market earlier in the fiscal year, while hybrid preferreds saved their best for last. This gave us the opportunity to move more than 20% of the Fund's portfolio from some more fully valued traditional preferreds into undervalued hybrids before hybrids started to shine. Revolving door investment opportunities like this make a portfolio manager's day!

                    [PREFERRED INCOME MANAGEMENT FUND GRAPH]



1997
         Adjustable     Traditional     Common      Non-DRD       Cash &
            Rates       Fixed Rates      Stock     Preferreds     Other

            26.4            45.3          4.1         22.3          1.9

1998
         Adjustable     Traditional     Common      Non-DRD       Cash &
            Rates       Fixed Rates      Stock     Preferreds     Other

            14.5            38.2          1.2         40.9          5.2


     The pie charts vividly illustrate the shift from traditional fixed and adjustable rate preferreds into hybrid preferreds that took place over the course of the year. Although the small position in common stocks almost slips below the radar screen, the Fund did benefit from our ventures during the year in several common stocks. Typically, these instances involved utilities whose common shares clearly seemed to offer better investment opportunities than their preferred stocks in which the Fund might otherwise have invested.

     The Fund's income was one of the high points of Fiscal 1998. Despite the decline in interest rates, the Fund maintained a constant dividend rate of $0.081 per share throughout the year. In part, this was due to the increase in our holdings of hybrid preferreds, which yield considerably more than traditional preferreds. The special distribution of $0.82 per share payable December 31, 1998, primarily representing capital gains realized by the Fund, will reduce the Fund's earning assets and necessitate lowering the monthly dividend rate per share to $0.077 per share effective January 29, 1999. As illustrated in the Question and Answer section following this letter, we do not anticipate that shareholders who reinvest the year-end distribution through the Fund's Dividend Reinvestment Plan will see much change in their total dividend income in dollars.

     We were disappointed that the market price of the Fund's shares underperformed the NAV in Fiscal 1998. This occurred as the discount of the market price from NAV widened from under 5% a year ago to roughly 15% at the end of this year. Some analysts have suggested that the widening of the discount reflects uncertainty concerning the future management and investment policies of the Fund. We attempt to address some of these questions in the Question and Answer section.

     The Fund's officers and directors will have a new look as of January 15, 1999, as discussed in previous shareholder communications. We expect that Flaherty & Crumrine Incorporated will continue as the Fund's investment adviser, but its employees will no longer serve as the principal officers of the Fund. Donald F. Crumrine and I have resigned as directors of the Fund and will remain involved with the Fund only through our investment advisory role at Flaherty & Crumrine Incorporated. Morgan Gust and Robert F. Wulf, who have provided distinguished service as "outside" directors of the Fund since its inception, have also resigned. The two directors that will remain from the current board are Stewart R. Horejsi and James G. Duff, who were elected last spring as the result of a proxy contest initiated by Mr. Horejsi, whose family group owns approximately 42% of the Fund's common shares. We wish our successors all future success.

     The Question and Answer section that follows provides additional important information on the Fund's accomplishments and operations. It is definitely "recommended reading"!

                                         Sincerely yours,

                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Chairman of the Board

December 22, 1998

                             QUESTIONS AND ANSWERS

WHAT DOES THE CHANGE IN CONTROL OF THE FUND MEAN?

     Like all investment companies, the Fund has several levels of management. The Board of Directors sets broad policies, which require shareholder approval in some cases, and evaluates those who provide services to the Fund. The officers of the Fund are appointed by the Board and oversee the administration of the Fund. The actual management of the investment portfolio within the established guidelines is the responsibility of the investment adviser.

     As a result of the acquisition of approximately 42% of the Fund's common shares by the Horejsi family group, the make up of the Board and the officers of the Fund will undergo a substantial change on January 15, 1999. The new board could, if it wished, terminate Flaherty & Crumrine Incorporated ("F&C"), which has been the Fund's investment adviser since its inception, and select one or more replacements subject to shareholder approval. In a letter to the Fund's shareholders dated November 27, 1998, however, Mr. Horejsi indicated his support for the continued employment of Flaherty & Crumrine Incorporated as the Fund's adviser.

     Where we go from here is really up to the Fund's new board, which will not be fully staffed until the Annual Meeting in the spring. Mr. Horejsi has previously expressed his desire to increase the Fund's focus on common stock investments, but only gradually as opportunities arise over time. It seems unlikely that F&C, which is a fixed income specialist, would be involved in that. If the Fund continues to have need for a fixed income manager, however, there may be a role for F&C to play, assuming that the arrangement continues to be satisfactory to all concerned.

              (QUESTIONS AND ANSWERS CONTINUED ON FOLLOWING PAGE)
                                        4

HOW HAS THE FUND'S INCOME BEEN AFFECTED BY CHANGES IN INTEREST RATES?

     The following chart is one of our favorites. It sends a very simple message about a very complicated strategy.

                     [$ INCOME BASED ON REINVESTMENT GRAPH]


Monthly Div.     Nov-95   90.23    Jan-99         30 Yr. Treasury  Nov-95    6.08    Jan-99
Income           Dec-95   84.07    Feb-99         Yield            Dec-95    5.95    Feb-99
                 Jan-96   84.07    Mar-99                          Jan-96    6.05    Mar-99
                 Feb-96   84.07                                    Feb-96    6.36
                 Mar-96   84.07                                    Mar-96    6.67
Feb-93           Apr-96   84.07                   Feb-93    6.9    Apr-96    6.83
Mar-93           May-96    89.2                   Mar-93   6.92    May-96       7
Apr-93           Jun-96    89.2                   Apr-93   6.93    Jun-96    6.95
May-93    87.5   Jul-96    89.2                   May-93   6.98    Jul-96    7.01
Jun-93    87.5   Aug-96    89.2                   Jun-93   6.67    Aug-96    7.12
Jul-93    87.5   Sep-96    89.2                   Jul-93   6.56    Sep-96     6.9
Aug-93    87.5   Oct-96    89.2                   Aug-93   6.09    Oct-96    6.81
Sep-93    87.5   Nov-96    89.2                   Sep-93   6.02    Nov-96    6.51
Oct-93    87.5   Dec-96   89.51                   Oct-93   5.97    Dec-96     6.6
Nov-93    87.5   Jan-97   89.51                   Nov-93    6.3    Jan-97    6.79
Dec-93   85.65   Feb-97   89.51                   Dec-93   6.35    Feb-97     6.8
Jan-94   85.65   Mar-97   89.51                   Jan-94   6.24    Mar-97    7.09
Feb-94   85.65   Apr-97   89.51                   Feb-94   6.66    Apr-97    6.89
Mar-94   85.65   May-97   89.51                   Mar-94   7.09    May-97    6.98
Apr-94   85.65   Jun-97   89.51                   Apr-94   7.26    Jun-97    6.74
May-94   91.77   Jul-97   89.51                   May-94   7.34    Jul-97    6.45
Jun-94   91.77   Aug-97   89.51                   Jun-94   7.61    Aug-97    6.61
Jul-94   91.77   Sep-97   89.51                   Jul-94   7.39    Sep-97     6.3
Aug-94   91.77   Oct-97   89.51                   Aug-94   7.48    Oct-97    6.15
Sep-94   91.77   Nov~97   89.51                   Sep-94   7.82    Nov-97    6.04
Oct-94   91.77   Dec-97   85.35                   Oct-94   7.96    Dec-97    5.95
Nov-94   95.34   Jan-98   85.35                   Nov-94   7.94    Jan-98     5.9
Dec-94   95.35   Feb-98   85.35                   Dec-94   7.88    Feb-98    5.92
Jan-95   95,35   Mar-98   85.35                   Jan-95   7.73    Mar-98    5.93
Feb-95   95.35   Apr-98   85.35                   Feb-95   7.55    Apr-98    5.95
Mar-95   95.35   May-98   85.35                   Mar-95   7.43    May-98     5.8
Apr-95   95.35   Jun-98   85.35                   Apr-95   7.33    Jun-98    5.62
May-95   95.35   Jul-98   85.35                   May-95   6.63    Jul-98    5.72
Jun-95   90.23   Aug-98   85.35                   Jun-95   6.54    Aug-98    5.26
Jul-95   90.23   Sep-98   85.35                   Jul-95    6.9    Sep-98    4.98
Aug-95   90.23   Oct-98   85.35                   Aug-95   6.61    Oct-98    5.15
Sep-95   90.23   Nov-98   85.35                   Sep-95    6.5    Nov-98    5.07
Oct-95   90.23   Dec-98    85.1                   Oct-95   6.36    Dec-98




     The Fund's income (shown by the solid line) has generally managed to hold up pretty well when the interest rate on long term Treasury bonds (the dotted line) has gone down. In contrast, when the Treasury interest rate has increased, income from the Fund has shared in the increase. Over the life of the Fund, income has generally moved sideways, with a few bumps here and there, despite a substantial decline in interest rates (shown on the right hand scale). This is the way the Fund was designed to work.

     The chart is based on a hypothetical investment in 1,000 shares of the Fund at its inception. It assumes that the regular monthly dividends were taken in cash and that additional shares were acquired only by reinvesting the portion of each special year-end distribution that was above and beyond the regular monthly dividend. We have also projected the impact of the special distribution payable on December 31, 1998 and the new dividend rate effective in January.

     When the new board is in place, it will presumably consider the Fund's income emphasis and certain suggestions that Mr. Horejsi has made previously for modifying the Fund's objectives.

WHAT ABOUT TOTAL RETURN INCLUDING CHANGES IN NAV? HOW HAS IT RESPONDED TO CHANGES IN INTEREST RATES?

     A great strength of the Preferred Income Management Fund has been its ability to do well in down markets. The following bar chart compares the Fund's total return since inception, including both income and changes in net asset value, to the average returns on the Lipper composite of higher quality closed-end bond funds. The historical returns are also broken down between strong and weak markets based upon whether the bond fund composite, on a month by month basis, managed to beat the total return on Treasury bills.

                    [PREFERRED INCOME MANAGEMENT FUND GRAPH]

The data, prepared by Lipper Inc., show the arverage annualized total returns in the 69 months ended 11/30/98, including 26 weak markets and 43 strong markets.

                                   Lipper Index     PFM

                Weak Markets          -8.9         -2.1
                Strong Markets          18         19.4
                All Markets              7         10.8



     Naturally, the Fund produced its biggest returns in strong markets characterized by declining interest rates and rising prices for bonds and preferreds. In these good times, it had a clear edge over the bond funds, which also did well. In weak markets, typically caused by rising interest rates that drove down bond and preferred prices, the Fund distinguished itself in an environment where the average return on the bond funds was down significantly. Doing reasonably well in good times and not giving it back in bad times has produced outstanding returns for the Fund over its entire history.

     This part may not be as obvious. The same strategies that supported the Fund's income, as described in the preceeding Q&A, were also responsible for the strong showing of the Fund's total return. These include the combination of hedging and leverage that is unique to the Fund and its sister funds. If income does well, it is a pretty good bet that total return will also do well.

HOW DOES THE MARKET PRICE OF THE FUND'S SHARES COMPARE TO THEIR NET ASSET VALUE?

     At the end of Fiscal 1998, the discount of the market price of the shares from their net asset value was approximately 15%. The discount widened early in the year, stabilized for a number of months, and then widened somewhat further very recently. The following chart illustrates the entire history.

                       [PREFERRED INCOME MANAGEMENT FUND]


DATE               2/11/94           -3.46          2/16/96           -6.5          2/20/98
GRAPHS PREMI-        -4.88         2/17/95           -12.91        2/21/97            -5.03
UM/DISCOUNT        2/18/94           -4.91          2/23/96          -3.08          2/27/98
 2/19/93             -5.15         2/24/95           -12.94        2/28/97            -6.37
    7.53           2/25/94            -2.1           3/1/96          -3.85           3/6/98
 2/26/93             -6.32          3/3/95              -13         3/7/97            -7.48
    7.88            3/4/94           -2.64           3/8/96          -5.09          3/13/98
  3/5/93             -2.57         3/10/95           -15.31        3/14/97            -8.31
    6.89           3/11/94           -6.18          3/15/96          -4.72          3/20/98
 3/12/93             -3.85         3/17/95           -13.85        3/21/97           -14.11
    4.24           3/18/94           -6.69          3/22/96          -4.28          3/27/98
 3/19/93             -7.21         3/24/95           -15.19        3/28/97           -13.01
    4.31           3/25/94           -5.66          3/29/96          -4.97           4/3/98
 3/26/93             -7.08         3/31/95           -15.43         4/4/97           -12.72
    4.76            4/1/94           -2.56           4/5/96          -3.59          4/10/98
  4/2/93             -8.48          4/7/95           -13.73        4/11/97           -10.82
    3.72            4/8/94           -2.19          4/12/96          -3.85          4/17/98
  4/9/93             -8.32         4/14/95           -14.31        4/18/97           -12.19
    1.95           4/15/94           -2.72          4/19/96          -4.97          4/24/98
 4/16/93            -12.34         4/21/95           -13.37        4/25/97           -12.97
    3.07           4/22/94           -2.11          4/26/96          -5.23           5/1/98
 4/23/93             -9.73         4/28/95           -14.19         5/2/97           -12.42
    4.53           4/29/94           -2.28           5/3/96          -3.66           5/8/98
 4/30/93            -11.11          5/5/95           -14.13         5/9/97           -13.29
    4.61            5/6/94            -4.2          5/10/96          -4.16          5/15/98
  5/7/93             -9.59         5/12/95           -13.97        5/16/97           -12.91
     5.2           5/13/94           -3.85          5/17/96          -5.34          5/22/98
 5/14/93             -7.27         5/19/95           -14.63        5/23/97           -11.59
    3.43           5/20/94           -7.41          5/24/96          -3.03          5/29/98
 5/21/93              -7.3         5/26/95           -14.63        5/30/97           -11.53
    4.54           5/27/94          -10.65          5/31/96          -3.85           6/5/98
 5/28/93             -8.24          6/2/95           -13.76         6/6/97           -12.23
    3.28            6/3/94           -4.18           6/7/96          -3.72          6/12/98
  6/4/93             -6.79          6/9/95           -15.21        6/13/97           -12.55
    3.13           6/10/94           -7.85          6/14/96          -2.74          6/19/98
 6/11/93             -5.35         6/16/95           -14.28        6/20/97           -12.01
    3.65           6/17/94           -9.49          6/21/96          -3.54          6/26/98
 6/18/93             -3.06         6/23/95           -13.85        6/27/97           -11.47
    2.24           6/24/94           -8.14          6/28/96          -3.29           7/3/98
 6/25/93             -4.28         6/30/95           -11.58         7/4/97           -12.44
    4.02            7/1/94           -6.64           7/5/96          -3.63          7/10/98
  7/2/93             -3.56          7/7/95           -11.22        7/11/97            -11.9
    4.31            7/8/94           -6.68          7/12/96          -4.48          7/17/98
  7/9/93             -3.05         7/14/95            -11.4        7/18/97             -9.9
    2.79           7/15/94           -8.41          7/19/96          -3.79          7/24/98
 7/16/93             -0.45         7/21/95           -11.58        7/25/97           -11.04
     2.8           7/22/94           -9.79          7/26/96          -3.93          7/31/98
 7/23/93             -5.09         7/28/95            -9.03         8/1/97           -10.38
    3.22           7/29/94           -9.27           8/2/96           -1.3           8/7/98
 7/30/93             -3.41          8/4/95            -8.75         8/8/97           -13.06
    3.37            8/5/94           -8.89           8/9/96          -3.21          8/14/98
  8/6/93              -2.5         8/11/95            -9.79        8/15/97           -13.27
    2.43           8/12/94           -9.21          8/16/96          -3.33          8/21/98
 8/13/93             -5.09         8/18/95            -9.61        8/22/97           -12.79
    3.23           8/19/94          -10.26          8/23/96          -2.85          8/28/98
 8/20/93              -4.8         8/25/95            -8.66        8/29/97            -12.2
    2.22           8/26/94           -8.21          8/30/96          -2.43           9/4/98
 8/27/93             -3.04          9/1/95            -7.96         9/5/97           -12.58
    0.35            9/2/94           -6.32           9/6/96          -3.67          9/11/98
  9/3/93             -3.41          9/8/95            -7.89        9/12/97           -11.48
    1.44            9/9/94           -6.72          9/13/96          -3.97          9/18/98
 9/10/93             -4.87         9/15/95            -3.78        9/19/97           -11.32
    0.52           9/16/94           -8.52          9/20/96          -2.17          9/25/98
 9/17/93             -6.63         9/22/95            -4.99        9/26/97           -10.21
   -1.72           9/23/94           -7.71          9/27/96          -3.58          10/2/98
 9/24/93             -7.34         9/29/95            -4.99        1O/3/97           -12.03
    0.79           9/30/94           -6.85          10/4/96           -1.6          10/9/98
 10/1/93              -6.3         10/6/95            -4.18       10/10/97           -10.94
   -0.62           10/7/94           -8.71         10/11/96          -1.64         10/16/98
 10/8/93             -8.35        10/13/95            -5.04       10/17/97           -11.83
   -0.44          10/14/94          -10.59         10/18/96          -3.82         10/23/98
10/15/93            -11.68        10/20/95            -4.04       10/24/97           -11.05
   -0.67          10/21/94           -9.65         10/25/96          -4.17         10/30/98
10/22/93            -14.97        10/27/95            -4.31       10/31/97           -14.38
   -2.48          10/28/94          -10.53          11/1/96           -4.2          11/6/98
10/29/93            -10.57         11/3/95            -4.49        11/7/97           -15.21
   -1.09           11/4/94          -11.89          11/8/96          -2.43         11/13/98
 11/5/93             -7.48        11/10/95            -5.18       11/14/97           -17.24
    1.28          11/11/94           -9.78         11/15/96          -5.02         11/20/98
11/12/93            -10.08        11/17/95            -6.11       11/21/97           -15.01
    1.33          11/18/94          -10.47         11/22/96          -6.71         11/27/98
11/19/93             -8.31        11/24/95            -4.16       11/28/97           -15.65
   -5.73          11/23/94           -10.4         11/29/96          -4.32
11/26/93             -6.12         12/1/95            -4.47        12/5/97
   -1.82           12/2/94           -9.98          12/6/96          -4.76
 12/3/93             -5.97         12/8/95             -3.4       12/12/97
   -0.14           12/9/94          -11.21         12/13/96          -7.73
12/10/93             -7.14        12/15/95            -4.16       12/19/97
   -4.25          12/16/94          -11.65         12/20/96          -3.64
12/17/93             -8.36        12/22/95            -5.12       12/26/97
   -5.09          12/23/94          -12.61         12/27/96          -3.04
12/24/93             -9.32        12/29/95            -4.55         1/2/98
   -3.98          12/30/94          -13.52           1/3/97          -0.73
12/31/93            -11.81          1/5/96              0.9         1/9/98
   -5.49            1/6/95           -12.1          1/10/97          -1.13
  1/7/94             -6.69         1/12/96            -4.36        1/16/98
    0.43           1/13/95          -11.79          1/17/97          -0.14
 1/14/94             -4.23         1/19/96            -3.72        1/23/98
   -0.75           1/20/95          -14.06          1/24/97          -2.86
 1/21/94             -5.41         1/26/96            -7.35        1/30/98
   -3.02           1/27/95          -12.42          1/31/97          -3.67
 1/28/94             -7.11          2/2/96            -4.62         2/6/98
    -3.3            2/3/95           -12.4           2/7/97          -3.61
  2/4/94             -3.69          2/9/96            -5.25        2/13/98
    -2.2           2/10/95           -12.4          2/14/97          -4.79


DOES THE FUND HAVE A YEAR 2000 PROBLEM?

     By now, everyone has probably heard about the so-called "Y2K" problem. This has resulted from too many short cuts taken by computer programmers over the years, which may cause some systems that are important to our daily lives not being able to determine that the year 2000 is not really 1900. There is clearly a significant risk that some systems will fail and cause a chain reaction affecting other users that depend upon them.

     The Fund could suffer interruptions and other material adverse effects unless the Year 2000 problem is solved properly, not only by the Fund, but also by others such as our suppliers and service providers, the financial markets in which Funds operates, and the companies in which we invest. The Fund is taking what it considers to be reasonable steps to deal with this exposure, but there are no assurances that the Fund will not be affected by the Y2K problem.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------------------

                                                                                                 DIVIDEND
                                                        DIVIDEND   NET ASSET       NYSE        REINVESTMENT
                                                          PAID       VALUE     CLOSING PRICE     PRICE(1)
                                                        --------   ---------   -------------   ------------
December 31, 1997.....................................   $0.470     $16.15       $15.9375         $16.14
January 31, 1998......................................    0.081      16.22        15.6250          15.69
February 28, 1998.....................................    0.081      16.22        15.1875          15.18
March 31, 1998........................................    0.081      16.33        14.1875          14.44
April 30, 1998........................................    0.081      16.27        14.0625          14.19
May 31, 1998..........................................    0.081      16.39        14.5000          14.52
June 30, 1998.........................................    0.081      16.49        14.5625          14.63
July 31, 1998.........................................    0.081      16.25        14.5625          14.38
August 31, 1998.......................................    0.081      16.27        14.1875          14.36
September 30, 1998....................................    0.081      16.16        14.3750          14.26
October, 31, 1998.....................................    0.081      15.84        13.5625          13.55
November 30, 1998.....................................    0.081      16.06        13.6250          13.48

---------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 27 and 28 of this report.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 1998
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES -- 93.6 %
  ADJUSTABLE RATE PREFERRED STOCKS -- 14.5 %
        UTILITIES -- 4.9 %
   21,840    Arizona Public Service Company,
               Series Q, Adj. Rate Pfd. ......  $  2,173,080
  200,000    New York State Electric & Gas
               Corporation,
               Series B, Adj. Rate Pfd. ......     4,700,000
  174,857    Niagara Mohawk Power Corporation,
               Series B, Adj. Rate Pfd. ......     4,447,925
                                                ------------
             TOTAL UTILITY ADJUSTABLE RATE
               PREFERRED STOCKS...............    11,321,005
                                                ------------
        BANKING -- 9.6 %
             Bank One Corporation:
   26,600      Series B, Adj. Rate Pfd. ......     2,676,625
   17,400      Series C, Adj. Rate Pfd. ......     1,750,875
             Bankers Trust New York
               Corporation:
  124,500      Series Q, Adj. Rate Pfd. ......     2,956,875
  188,600      Series R, Adj. Rate Pfd. ......     4,526,400
   51,000    Chase Manhattan Corporation,
               Series L, Adj. Rate Pfd. ......     4,921,500
             Citigroup Inc.:
   75,300      Series Q, Adj. Rate Pfd. ......     1,720,134
   39,700      Series R, Adj. Rate Pfd. ......       892,009
    3,300    Morgan (J.P.) & Company Inc.,
               Series A, Adj. Rate Pfd. ......       297,000
   13,450    Republic New York Corporation,
               Series D, Adj. Rate Pfd. ......       336,250
   36,000    Wells Fargo & Company,
               Series B, Adj. Rate Pfd. ......     1,806,750
                                                ------------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS...............    21,884,418
                                                ------------
             TOTAL ADJUSTABLE RATE
               PREFERRED STOCKS...............    33,205,423
                                                ------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
FIXED RATE PREFERRED STOCKS AND SECURITIES -- 79.1 %
        UTILITIES -- 30.5 %
             Alabama Power Company:
    5,700      5.20% Pfd. ....................  $    146,063
   67,000    Alabama Power Capital Trust I,
               7.375% TOPrS...................     1,721,062
   80,000    Alabama Power Capital Trust II,
               7.60% TOPrS....................     2,075,000
   18,460    Appalachian Power Company, 8.00%
               QUIDS, Series B................       478,806
   15,450    Arizona Public Service Company,
               7.25% Pfd., Series W...........       386,250
             Baltimore Gas & Electric Company:
   29,700      6.70% Pfd., Series 1993........     3,385,800
   19,950      6.99% Pfd., Series 1995........     2,361,581
   10,000    Boston Edison Company, 4.78%
               Pfd. ..........................       940,000
   37,928    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series
               B..............................       979,017
    5,315    Commonwealth Edison Company,
               $8.40 Pfd. ....................       546,116
   48,000    Consolidated Edison Company of
               New York, 7.75% QUICS, Series
               A..............................     1,233,000
  131,850    CPL Capital, 8.00% QUIPS, Series
               A..............................     3,452,822
             Duke Energy Corporation:
    7,134      4.50% Pfd., Series C...........       633,142
    7,934      7.85% Pfd., Series S...........       921,336
    1,297      7.00% Pfd., Series W...........       147,209
       92      6.75% Pfd., Series X...........        10,281
             Duquesne Light Company:
   20,000      7.375% QIB, Series E...........       501,250
   50,450    Duquesne Capital, 8.375% MIPS,
               Series A.......................     1,302,241
   20,950    El Paso Tennessee Pipeline
               Company, 8.25% Pfd., Series
               A..............................     1,154,869
   30,000    Enterprise Capital Trust III,
               7.25% TOPrS, Series C..........       759,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             Florida Power & Light Company:
    5,000      4.35% Pfd., Series E...........  $    428,750
   30,600      6.98% Pfd., Series S...........     3,465,450
   12,400      7.05% Pfd., Series T...........     1,419,800
   18,400    Georgia Power Company Capital
               Trust III, 7.75% Series V......       479,550
             Hawaiian Electric Company, Inc.:
   20,000    HECO Capital Trust I 8.05%
               QUIPS..........................       518,750
   23,500    Hawaiian Electric Industries
               Capital Trust I, 8.36% TOPrS...       618,344
   28,837    HL&P Capital Trust I, 8.125%,
               Series A.......................       747,960
             Indiana Michigan Power Company:
   10,000      8.00% Pfd., Series A...........       259,375
   20,000      7.60% Pfd., Series B...........       511,250
    6,750    Indianapolis Power & Light
               Company, 5.65% Pfd. ...........       749,250
    9,100    Jersey Central Power & Light
               Company, 7.52% Sinking Fund
               Pfd.,
               Series K.......................       952,088
    3,640    Kansas City Power & Light
               Company, 4.50% Pfd. ...........       321,230
   10,000    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A..........       258,125
    1,400    Mississippi Power Company, 7.00%
               Pfd. ..........................       146,825
             Monongahela Power Company:
    8,500      $7.73 Pfd., Series L...........     1,006,187
   24,000      8% QUIDS, Series A.............       616,500
   10,000    MP&L Capital, 8.05% QUIPS........       259,375
             Niagara Mohawk Power Corporation:
   12,600      4.10% Pfd. ....................       872,550
   16,705      7.85% Sinking Fund Pfd. .......       424,933
   23,150      9.50% Pfd. ....................       612,028
    5,410    NSP Financing I, 7.875% TOPrS....       144,379
             Nevada Power Company:
   29,182    NVP Capital I, 8.20% QUIPS,
               Series A.......................       764,204
   20,000    NVP Capital III, 7.75% TIPS......       506,250

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             Ohio Edison Company:
    2,700      4.44% Pfd. ....................  $    202,162
    8,000      4.56% Pfd. ....................       615,000
   28,320    Ohio Power Company, 7.92% QUIDS,
               Series B.......................       727,470
   42,365    PECO Energy, $3.80 Pfd., Series
               A..............................     3,002,619
             Pennsylvania Power & Light
               Company:
  106,925    PP&L Capital Trust II, 8.10%
               TOPrS..........................     2,800,098
   31,050    PP&L Capital Trust, 8.20%
               TOPrS..........................       813,122
   48,000    PSCO Capital Trust I, 7.60%
               TOPrS..........................     1,233,000
   11,750    PSI Energy, Inc., 6.875% Pfd. ...     1,332,156
             Puget Sound Energy Inc.:
   51,305      7.75% Sinking Fund Pfd. .......     5,399,851
   21,800      7.45% Pfd., Series II..........       632,200
1,750,000      Puget Sound Capital Trust,
               8.231% 6/1/27 Capital Security,
               Series B.......................     1,938,125
    9,960    Rochester Gas & Electric
               Corporation, 4.75% Pfd., Series
               I..............................       901,380
   17,050    San Diego Gas & Electric Company,
               6.80% Pfd. ....................       491,253
             South Carolina Electric & Gas:
   12,719      5.125% Purchase Fund Pfd. .....       623,231
  100,200    SCE&G Trust I, 7.55%, Series A...     2,598,937
   18,300    Southwestern Public Service
               Capital I, 7.85%, Series A.....       470,081
   63,200    Transcanada Capital, 8.75%
               TOPrS..........................     1,655,050
             Union Electric Power Company:
   21,200      $7.64 Pfd. ....................     2,480,400
2,000,000      7.69% 12/15/36 Capital Security,
               Series A.......................     2,187,500
    4,200    Virginia Electric & Power
               Company, $6.98 Pfd. ...........       476,700
                                                ------------
             TOTAL UTILITY FIXED RATE
               PREFERRED STOCKS
               AND SECURITIES.................    69,798,708
                                                ------------
        BANKING -- 21.6 %
    2,250    ABN Amro North America,
               6.59% Pfd. 144A**..............     2,441,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1998
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        BANKING (CONTINUED)
             BankAmerica Corporation:
2,975,000    BankAmerica Institutional,
               7.70% 12/31/26 Capital Security
               144A**.........................  $  3,224,156
   35,700    NB Capital Trust I,
               7.84% TOPrS....................       948,281
1,900,000    NB Capital Trust II,
               7.83% 12/15/26 Capital
               Security.......................     2,109,000
1,500,000    BankBoston Capital Trust II,
               7.75% 12/15/26 Capital
               Security,
               Series B.......................     1,575,000
  560,000    Bank of New York,
               7.78% 12/1/26 Capital Security
               144A**.........................       614,600
2,000,000    BT Capital Trust B,
               7.90% 1/15/27 Capital
               Security.......................     2,110,000
             Chase Manhattan Corporation:
  116,450    10.84% Pfd., Series C............     3,486,222
1,300,000      Chase Capital I, 7.67% 12/1/26
               Capital Security, Series A.....     1,413,750
             Citigroup Inc.:
   30,000      6.365% Pfd., Series F..........     1,608,750
   10,000      6.213% Pfd., Series G..........       527,500
   70,050      6.231% Pfd., Series H..........     3,773,944
   54,800      5.864% Pfd., Series M..........     2,755,413
3,500,000    First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B.......................     3,898,125
1,500,000    First Union Institutional Capital
               II,
               7.85% 1/1/27 Capital
               Security.......................     1,663,125
   41,000    Fleet Financial Group, Inc.,
               6.75% Pfd., Series VI..........     2,316,500
2,500,000    Greenpoint Capital Trust I,
               9.10% 6/1/27 Capital
               Security.......................     2,681,250

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             J.P. Morgan & Co. Incorporated:
3,250,000    JPM Capital Trust I,
               7.54% 1/15/27 Capital
               Security.......................  $  3,481,563
  370,000    JPM Capital Trust II,
               7.95% 2/1/27 Capital
               Security.......................       412,550
  500,000    Keycorp Institutional Capital,
               8.25% 12/15/26 Capital
               Security, Series B.............       577,500
      250    LaSalle National Corporation,
               6.46% Pfd. 144A**..............       268,125
             Republic New York Corporation:
    3,800      5.715% Pfd. ...................       195,225
   30,000      7.25% Pfd. ....................       793,125
5,000,000    Republic NY Capital Trust II,
               7.53% 12/4/26 Capital
               Security.......................     5,337,500
1,000,000    Summit Capital Trust I,
               8.40% 3/15/27 Capital Security,
               Series B.......................     1,133,750
                                                ------------
             TOTAL BANKING FIXED RATE
               PREFERRED STOCKS
               AND SECURITIES.................    49,346,204
                                                ------------
        FINANCIAL SERVICES -- 11.4 %
             Bear Stearns Company:
   16,100      5.72% Pfd., Series F...........       754,688
   54,900      5.49% Pfd., Series G...........     2,477,363
2,500,000    Countrywide Capital III,
               8.05% 6/15/27 Capital Security,
               Series B.......................     2,731,250
   27,000    DLJ Capital Trust, 8.42%.........       700,313
   25,000    Heller Financial, 6.687% Pfd.,
               Series C.......................     2,503,125
  116,850    Household Capital Trust II,
               8.70%..........................     3,074,616
             Lehman Brothers Holdings Inc.:
   19,900      8.30% QUICS, Series A..........       503,719
  190,100      5.00% Conv. Pfd., Series B.....     5,726,763
   25,100      5.94% Pfd., Series C...........     1,123,225
   26,600      5.67% Pfd., Series D...........     1,137,150

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        FINANCIAL SERVICES (CONTINUED)
             Merrill Lynch & Co., Inc.:
   33,100      8.00% TOPrS....................  $    899,906
  139,200      9.00% Pfd., Series A...........     4,393,500
                                                ------------
             TOTAL FINANCIAL SERVICES
               FIXED RATE PREFERRED STOCKS AND
               SECURITIES.....................    26,025,618
                                                ------------
        INSURANCE -- 8.7 %
2,750,000    Allstate Financing II,
               7.83% 12/01/45 Capital
               Security.......................     2,970,000
  200,000    American General Institutional
               Capital A, 7.57% 12/1/45
               Capital Security 144**.........       215,250
2,500,000    Aon Capital Trust A,
               8.205% 1/1/27 Capital
               Security.......................     2,875,000
   79,663    Hartford Capital II,
               8.35% QUIPS, Series B..........     2,096,133
4,700,000    MMI Capital Trust I,
               7.625% 12/15/27 Capital
               Security, Series B.............     4,700,000
2,500,000    Orion Capital Trust II,
               7.701% 4/15/28 Capital
               Security.......................     2,434,375
2,405,000    Provident Financing Trust I,
               7.405% 3/15/38 Capital
               Security.......................     2,411,013
       10    Prudential Human Resources
               Management Company, Inc.,
               6.30% Private Placement,
               Sinking Fund Pfd., Series A....     1,037,500
1,000,000    Safeco Capital Trust I,
               8.072% 7/15/37 Capital
               Security.......................     1,095,000
                                                ------------
             TOTAL INSURANCE FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    19,834,271
                                                ------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
        MISCELLANEOUS INDUSTRIES -- 6.9 %
    7,500    Anadarko Petroleum Corporation,
               5.46% Pfd. ....................  $    678,750
  128,300    Coastal Finance, 8.375%, TOPrS...     3,196,274
   90,000    Cyprus AMAX Minerals Company,
               $4.00 Pfd., Series A...........     3,566,250
   57,600    Farmland Industries Inc., 8.00%
               Pfd. 144A**....................     3,434,400
   20,000    LASMO America Ltd., 8.15% Pfd.
               144A**.........................     2,067,500
   20,000    Ocean Spray Cranberries, 6.25%
               Pfd. 144A**....................     2,100,000
    9,520    Viad Corporation, $4.75 Sinking
               Fund Pfd. .....................       725,900
                                                ------------
             TOTAL MISCELLANEOUS FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    15,769,074
                                                ------------
             TOTAL FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................   180,773,875
                                                ------------
             TOTAL PREFERRED STOCKS
               AND SECURITIES (Cost
               $200,050,893)..................   213,979,298
                                                ------------
COMMON STOCKS -- 1.2 %
        UTILITIES -- 1.2 %
   53,400    Nevada Power Company.............     1,264,913
   13,900    New England Electric System......       581,194
   20,200    Wisconsin Energy Corporation.....       624,937
    9,700    WPS Resources Corporation........       325,253
                                                ------------
             TOTAL UTILITY COMMON STOCKS (Cost
               $2,476,796)....................     2,796,297
                                                ------------
OPTION CONTRACTS -- 0.4 % (Cost $2,222,704)
             March Put Options on U.S.
               Treasury
               Bond Futures, expiring
               2/20/99+.......................     1,027,968
                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1998
                 ---------------------------------------------------------------

PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 1)
---------                                        --------
REPURCHASE AGREEMENT -- 3.2% (Cost $7,269,000)
$7,269,000   Agreement with UBS Securities
               Inc., 5.25% dated 11/30/98, to
               be repurchased at $7,270,060
               on 12/1/98, collateralized by
               $6,344,000 U.S. Treasury Note,
               6.50% due 11/15/26 (value
               $7,414,550)...................  $  7,269,000
                                               ------------
TOTAL INVESTMENTS (Cost $212,019,393*)..98.4%   225,072,563
OTHER ASSETS AND LIABILITIES (Net)....... 1.6     3,756,501
                                        -----  ------------
NET ASSETS............................. 100.0% $228,829,064
                                        =====  ============

---------------

 * Aggregate cost for Federal tax purposes is $210,892,329.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing.

ABBREVIATIONS (Note 7):
TOPrS  -- Trust Originated Preferred Securities
TIPS   -- Trust Issued Preferred Securities
QUIPS  -- Quarterly Income Preferred Securities
MIPS   -- Monthly Income Preferred Securities
QUIDS  -- Quarterly Income Debt Securities
QUICS  -- Quarterly Income Capital Securities
QIB    -- Quarterly Interest Bonds

Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Management Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
-------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $212,019,393) (Note 1) See
     accompanying schedule..................................                   $225,072,563
  Receivable for securities sold............................                      2,736,446
  Dividends and interest receivable.........................                      2,152,206
  Prepaid expenses..........................................                         25,264
                                                                               ------------
          Total Assets......................................                    229,986,479
LIABILITIES:
  Payable for securities purchased..........................  $   748,650
  Dividends payable to Common Shareholders..................      135,796
  Investment advisory fee payable (Note 2)..................      113,011
  Accrued expenses and other payables.......................      159,958
                                                              -----------
          Total Liabilities.................................                      1,157,415
                                                                               ------------
NET ASSETS..................................................                   $228,829,064
                                                                               ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..............                   $  1,427,983
  Accumulated net realized gain on investments sold (Note
     1).....................................................                      7,429,065
  Unrealized appreciation of investments (Note 3)...........                     13,053,170
  Par value of Common Stock.................................                         94,167
  Paid-in capital in excess of par value of Common Stock....                    129,324,679
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                     77,500,000
                                                                               ------------
          Total Net Assets..................................                   $228,829,064
                                                                               ============
                                                               PER SHARE

NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (775 shares
     outstanding) redemption value..........................  $100,000.00      $ 77,500,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock.........................       146.67           113,667
                                                              -----------      ------------
                                                              $100,146.67        77,613,667
                                                              ===========
  Common Stock (9,416,743 shares outstanding)...............       $16.06       151,215,397
                                                                   ======      ------------
OTAL NET ASSETS............................................                    $228,829,064
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Preferred Income Management Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 1998
                                 -----------------------------------------------

INVESTMENT INCOME:
     Dividends..............................................                  $12,004,132
     Interest...............................................                    3,310,214
                                                                              -----------
          Total Investment Income...........................                   15,314,346
EXPENSES:
     Investment advisory fee (Note 2).......................  $1,394,302
     Legal fees.............................................     346,299
     Administration fee (Note 2)............................     276,939
     Money Market Cumulative Preferred(TM) broker
      commissions
       and Auction Agent fees...............................     208,954
     Proxy solicitation fees................................     129,455
     Directors' fees and expenses (Note 2)..................      87,268
     Insurance expense......................................      77,922
     Shareholder servicing agent fees (Note 2)..............      73,561
     Audit fees.............................................      45,500
     Economic consulting fee (Note 2).......................      45,333
     Custodian fees (Note 2)................................      33,472
     Amortization of deferred organization costs (Note 6)...       2,100
     Other..................................................      85,382
                                                              ----------
          Total Expenses....................................                    2,806,487
                                                                              -----------
NET INVESTMENT INCOME.......................................                   12,507,859
                                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the
      year..................................................                    7,865,119
     Change in net unrealized appreciation/(depreciation) of
      investments during the year...........................                   (6,623,634)
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............                    1,241,485
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $13,749,344
                                                                              ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                              -----------------    -----------------
OPERATIONS:
     Net investment income .................................    $ 12,507,859         $ 12,797,992
     Net realized gain on investments sold during the
       year ................................................       7,865,119            3,866,760
     Change in net unrealized appreciation/(depreciation) of
       investments during the year .........................      (6,623,634)           6,420,510
                                                                ------------         ------------
     Net increase in net assets resulting from operations...      13,749,344           23,085,262
DISTRIBUTIONS:
     Dividends paid from net investment income to Money
       Market Cumulative Preferred(TM) Stock Shareholders
       (Note 5) ............................................      (2,354,735)          (2,420,336)
     Distributions paid from net realized capital gains to
       Money Market Cumulative Preferred(TM) Stock
       Shareholders (Note 5) ...............................      (1,320,962)            (603,412)
     Dividends paid from net investment income to Common
       Stock Shareholders ..................................     (10,080,323)          (9,849,882)
     Distributions paid from net realized capital gains to
       Common Stock Shareholders ...........................      (2,735,864)            (480,383)
                                                                ------------         ------------
NET INCREASE/(DECREASE) IN NET ASSETS FOR THE YEAR .........      (2,742,540)           9,731,249
NET ASSETS:
     Beginning of year .....................................     231,571,604          221,840,355
                                                                ------------         ------------
     End of year (including undistributed net investment
       income of $1,427,983 and $1,283,947, respectively)...    $228,829,064         $231,571,604
                                                                ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                            FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
             -------------------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                              YEAR ENDED NOVEMBER 30,
                                                              --------------------------------------------------------
                                                                1998        1997        1996        1995        1994
                                                                ----        ----        ----        ----        ----
OPERATING PERFORMANCE:
Net asset value, beginning of year .........................  $  16.33    $  15.31    $  14.54    $  12.22    $  14.36
                                                              --------    --------    --------    --------    --------
Net investment income ......................................      1.33        1.36        1.41        1.39        1.40
Net realized and unrealized gain/(loss) on investments .....      0.13        1.10        0.72        2.46       (1.94)
                                                              --------    --------    --------    --------    --------
Total from investment operations ...........................      1.46        2.46        2.13        3.85       (0.54)
                                                              --------    --------    --------    --------    --------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP*
 Shareholders ..............................................     (0.25)      (0.26)      (0.34)     (0.36)       (0.28)
Distributions paid from net realized capital gains to MMP*
 Shareholders ..............................................     (0.14)      (0.06)      (0.02)         --          --
Dividends paid from net investment income to Common Stock
 Shareholders ..............................................     (1.07)      (1.05)      (1.02)     (1.15)       (1.09)
Distributions paid from net realized capital gains to Common
 Stock Shareholders ........................................     (0.29)      (0.05)         --          --       (0.24)
Change in accumulated undeclared dividends on MMP* .........      0.02       (0.02)       0.02      (0.02)        0.01
                                                              --------    --------    --------    --------    --------
Total Distributions ........................................     (1.73)      (1.44)      (1.36)     (1.53)       (1.60)
                                                              --------    --------    --------    --------    --------
Net asset value, end of year ...............................  $  16.06    $  16.33    $  15.31    $  14.54    $  12.22
                                                              ========    ========    ========    ========    ========
Market value, end of year ..................................  $ 13.625    $ 15.625    $ 14.625    $ 13.125    $ 11.125
                                                              ========    ========    ========    ========    ========
Total Investment return based on net asset value** .........     7.65%      14.66%      13.89%      30.38%     (5.79)%
                                                              ========    ========    ========    ========    ========
Total Investment return based on market value** ............   (4.55)%      14.84%      20.50%      29.28%    (13.55)%
                                                              ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
 AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Operating expenses ......................................      1.83%+      1.60%       1.84%       1.89%       1.91%
   Net investment income*** ................................      5.92%+      6.51%       7.44%       7.81%       8.35%
SUPPLEMENTAL DATA:
   Portfolio turnover rate .................................        86%         77%         98%         93%        110%
   Net assets, end of year (in 000's) ......................  $228,829    $231,572    $221,840    $212,827    $192,795
------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
 including MMP* ............................................      1.22%+      1.05%       1.17%       1.16%       1.18%

  * Money Market Cumulative Preferred(TM) Stock.
 ** Assume reinvestment of distributions at the price obtained by the Fund's
    Dividend Reinvestment Plan.
*** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
  + Ratios for operating expenses, net investment income and operating expenses including MMP* for fiscal 1998 would be 1.56%, 6.19% and 1.03%, respectively, without inclusion of certain non-recurring legal and proxy solicitation expenses incurred in connection with the proxy contest in the first half of fiscal 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                      INVOLUNTARY         AVERAGE
                            ASSET     LIQUIDATING          MARKET
           TOTAL SHARES   COVERAGE     PREFERENCE          VALUE
           OUTSTANDING    PER SHARE   PER SHARE(1)   PER SHARE(1) & (2)
           ------------   ---------   ------------   ------------------
11/30/98       775        $295,263      $100,000          $100,000
11/30/97       775         298,802       100,000           100,000
11/30/96       775         286,246       100,000           100,000
11/30/95       775         277,196       100,000           100,000
11/30/94       775         248,767       100,000           100,000

---------------

(1) Excludes accumulated undeclared dividends.

(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
                           -----------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Management Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.675% of the value of the Fund's average

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
        ------------------------------------------------------------------------

monthly net assets up to $100 million and 0.55% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1998, excluding short-term investments, aggregated $192,837,809 and $211,220,037, respectively.

     At November 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $15,149,133 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $968,899.

4.  COMMON STOCK

     At November 30, 1998, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 1998 and 1997.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1998, 775 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 4.400%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred(TM) Stock were $32,000 and $31,000, respectively, and have been amortized on a straight-line basis over a five year period beginning February 19, 1993 (the date of the Fund's commencement of investment operations) and April 30, 1993 (the date of the issuance of the

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
        ------------------------------------------------------------------------

Fund's Money Market Cumulative Preferred(TM) Stock), respectively. As of November 30, 1998, all such costs have been fully amortized.

7.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may also invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid or taxable preferred securities, such as TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS, QIB's, Capital Securities, and other similar or related investments, will be subject to the foregoing 35% limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

8.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1998, the Fund owned put options on U.S. Treasury Bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

9.  SIGNIFICANT SHAREHOLDERS

     At November 30, 1998, the Horejsi family group owned 3,945,464 shares of Common Stock of the Fund, representing 42% of the total Fund shares.

10.  SUBSEQUENT EVENTS

     On December 14, 1998, the Fund declared a distribution of $0.82 per share (of which for tax purposes $0.2914 per share represents a dividend from ordinary income and $0.5286 per share represents a dividend from realized long term capital gains) to Common Stock Shareholders of record December 24, 1998, payable December 31, 1998.

     As a result of the gains realized by the Fund, a portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TM) Stock Shareholders from January 1, 1998 through November 30, 1998 has been designated as being from long term capital gains, as required by ruling 89-81 of the Internal Revenue Code of 1986, as amended. On December 21, 1998, the Fund declared an additional distribution of $608,871 payable December 23, 1998 to Money Market Cumulative Preferred(TM) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution is required to reflect the fact that the original distributions did not qualify 100% for the Corporate Dividends Received Deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Management Fund Incorporated:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Preferred Income Management Fund Incorporated (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
January 8, 1999

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------

     For the fiscal year ended November 30, 1998, the Fund realized and, by December 31, 1998, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred(TM) Stock Shareholders of $6,263,461. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1998, including the Additional Distribution to Money Market Cumulative Preferred(TM) Stock Shareholders, 45.41% qualified for the Dividends Received Deduction for eligible corporate investors. (See Note 9).

     For the calendar year ended December 31, 1998, 45.30% of all distributions paid to Common Stock Shareholders qualified for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 1998.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                          QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                                 ---------------------------------------------------------------------
                                                                              NET REALIZED
                                                                             AND UNREALIZED         NET INCREASE IN
                                                                               GAIN/(LOSS)          NET ASSETS FROM
                           INVESTMENT INCOME     NET INVESTMENT INCOME       ON INVESTMENTS            OPERATIONS
                          --------------------   ----------------------   ---------------------   --------------------
       QUARTER                           PER                     PER                      PER                    PER
        ENDED               TOTAL      SHARE*       TOTAL       SHARE*       TOTAL      SHARE*      TOTAL      SHARE*
       -------              -----      ------       -----       ------       -----      ------      -----      ------
02/28/97                  $3,553,803    $0.38    $2,974,735     $0.32     $  (142,290)  $(0.02)   $2,832,445    $0.30
05/31/97                   3,903,421     0.42     3,350,466      0.36       2,349,591     0.25     5,700,057     0.61
08/31/97                   3,846,253     0.41     3,251,894      0.34       4,472,629     0.48     7,724,523     0.82
11/30/97                   3,847,062     0.41     3,220,897      0.34       3,607,340     0.39     6,828,237     0.73
02/28/98                   3,839,022     0.41     3,246,792      0.35       2,721,186     0.28     5,967,978     0.63
05/31/98                   3,707,366     0.39     2,675,583      0.28       2,037,659     0.23     4,713,242     0.51
08/31/98                   3,838,602     0.41     3,228,666      0.34      (1,295,868)   (0.14)    1,932,798     0.20
11/30/98                   3,929,356     0.42     3,356,818      0.36      (2,221,492)   (0.24)    1,135,326     0.12

---------------

* Per share of common stock.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
-----------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1998, $5,306 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
  ------------------------------------------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

     DIRECTORS
       Donald F. Crumrine, CFA
       James G. Duff
       Robert T. Flaherty, CFA
       Morgan Gust
       Stewart R. Horejsi
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@westworld.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME MANAGEMENT FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                      P.O. Box 1376
                      Boston, MA 02104
                      1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                     PREFERRED INCOME MANAGEMENT FUND LOGO

                                     Annual
                                     Report

                               November 30, 1998

                                        2